                                                                    EXHIBIT 24.2


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Netfran Development Corp.:


We hereby consent to the use in this registration statement on Form SB-2 of our report dated February 11, 2002, relating to the financial statements of Netfran Development Corp.

                                                    /s/ McClain & Company, L.C.
                                                    ---------------------------
                                                    McClain & Company, L.C.



                                                     Miami, Florida
                                                     October 18, 2002